                                                                    EXHIBIT 99.1

In re: Lason, Inc.                                             Case No. 01-11488
Debtor                                             Reporting Period: April, 2002


                                 BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.


                                                                                  BOOK VALUE AT END OF      BOOK VALUE ON PETITION
                                     ASSETS                                     CURRENT REPORTING MONTH              DATE
                                                                                -----------------------     ----------------------
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT                                                                            -                          -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                               41,270,095                 41,270,095
TOTAL OTHER ASSETS                                                                           41,270,095                 41,270,095

TOTAL ASSETS                                                                                 41,270,095                 41,270,095


                                                                                  BOOK VALUE AT END OF      BOOK VALUE ON PETITION
                          LIABILITIES AND OWNER EQUITY                          CURRENT REPORTING MONTH              DATE
                                                                                -----------------------     ----------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                                        -                          -
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                                        -                          -
TOTAL LIABILITIES                                                                                     -                          -
OWNER EQUITY
Capital Stock                                                                                    47,740                     47,740
Additional Paid-In Capital                                                                   41,227,424                 41,227,424
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                                 (5,069)                    (5,069)
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                             41,270,095                 41,270,095
TOTAL LIABILITIES AND OWNERS' EQUITY                                                         41,270,095                 41,270,095
                                                                                                      -

In re: Lason, Inc.                                             Case No. 01-11488
Debtor                                             Reporting Period: April, 2002


                       BALANCE SHEET - CONTINUATION SHEET

                                                                                  BOOK VALUE AT END OF      BOOK VALUE ON PETITION
                                     ASSETS                                     CURRENT REPORTING MONTH              DATE
                                                                                -----------------------     ----------------------
Other Current Assets









Other Assets

Due to/from Lason Services                                                                   41,270,095                 41,270,095






                                                                                             41,270,095                 41,270,095



                                                                                  BOOK VALUE AT END OF      BOOK VALUE ON PETITION
                          LIABILITIES AND OWNER EQUITY                          CURRENT REPORTING MONTH              DATE
                                                                                -----------------------     ----------------------
Other Postpetition Liabilities







Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)










Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.